ANCHOR SERIES TRUST

Supplement to the Prospectus dated February 28, 1997



The third full paragraph on the back of the cover page of the Prospectus is restated as follows:

The Target '98 Portfolio seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital by investing primarily in zero coupon maturities maturing November 15, 1998 and current interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations. Effective January 1, 1998, shares of the Portfolio are no longer available for purchase, nor are any transfers into the Portfolio permitted.

The last full sentence in the first paragraph under the heading "Target '98 Portfolio"


Upon maturity, any remaining securities in the Portfolio will be liquidated and the Portfolio's sole holding will be cash. All shares of the Portfolio will be exchanged for shares of the Money Market Portfolio, unless otherwise specified by a contract owner.













January 7, 1998